UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT


                 PURSUANT TO SECTION 13 OR 15(d)
              OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):  September 1, 2005


                             CPI CORP.
           (Exact name of registrant as specified in its charter)


           Delaware               1-10204              43-1256674
(State of Incorporation)  (Commission File Number)   (IRS Employer
                                                    Identification No.)


            1706 Washington Ave., St. Louis, Missouri     63103
             (Address of Principal Executive Offices)   (Zip Code)


   Registrant's telephone number, including area code: (314) 231-1575


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


















Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     On September 1, 2005, the Board of Directors of CPI Corp. dissolved the Company's interim Office of the Chief Executive. The interim office was created in October 2004 to serve carry out the functions of the Company's principal executive officer pending a search for a new Chief Executive Officer. As previously announced, Paul Rasmussen was appointed Chief Executive Officer of the Company effective August 15, 2005.

     On September 1, 2005, the Board of Directors of the Company appointed Dale Heins to the position of Principal Accounting Officer. Mr. Heins, age 42, also serves as Controller and Assistant Treasurer of the Company. He has served as the Tax Director from 1993 until August 2005, as Assistant Treasurer since 2002 and as Controller since July 2005.






















                         SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                         CPI CORP.


                         By:  /s/ Gary W. Douglass
                         __________________________________________
                         Name:  Gary W. Douglass
                         Title: Executive Vice President, Finance,
                                and Chief Financial Officer


Dated:  September 8, 2005